                                                                   Exhibit 10.08

                                 FIRST AMENDMENT
                       TO WARRANTHOLDERS RIGHTS AGREEMENT

         THIS FIRST AMENDMENT (this "FIRST AMENDMENT") TO THAT CERTAIN WARRANTHOLDERS RIGHTS AGREEMENT dated as of July 15, 1998 (the "WARRANTHOLDERS RIGHTS AGREEMENT"), made and entered into as of July 14, 1999, among VISTACARE, INC., a Delaware corporation (together with its successors, the "COMPANY"), the stockholders signatories hereto (together with their respective successors, the "CURRENT STOCKHOLDERS"), and NATIONSCREDIT COMMERCIAL CORPORATION ("NATIONSCREDIT"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Warrantholders Rights Agreement.

                               STATEMENT OF FACTS

         WHEREAS, the Company, Vista Hospice Care, Inc., a Delaware corporation which is a wholly-owned subsidiary of the Company (the "BORROWER"), certain Lenders from time to time party thereto (the "LENDERS") and NationsCredit, as agent for the Lenders, entered into that certain Credit Agreement, dated as of March 30, 1998 (as amended and restated by that certain Amended and Restated Credit Agreement dated as of July 15, 1998, as further amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of July 14, 1999, and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of the date hereof, and as amended hereafter from time to time, the "CREDIT AGREEMENT"), whereby the Lenders agreed to make certain Loans to the Company, subject to the terms, covenants and conditions contained in the Credit Agreement; and

         WHEREAS, the Company has executed and delivered to NationsCredit the Warrant dated July 14, 1999 (the "WARRANT"), pursuant to which NationsCredit was given the right to purchase 840,000 shares of Non-Voting Common Stock (as such number may be adjusted in accordance with the terms of the Warrant) of the Company at the Exercise Price (as defined in the Warrant), which Warrant was issued, in part, in complete exchange for that certain warrant issued to NationsCredit dated July 15, 1998;

         WHEREAS, the Company, the Current Stockholders and NationsCredit entered into the Warrantholders Rights Agreement to provide NationsCredit with certain rights described therein; and

         WHEREAS, the Company, the Current Stockholders and NationsCredit desire to amend the Warrantholders Rights Agreement to modify certain terms of the Warrantholders Rights Agreement as set forth in this Amendment and the Company, the Current Stockholders and NationsCredit are willing to agree to such modifications subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Current Stockholders and NationsCredit do hereby agree as follows:

                               STATEMENT OF TERMS

         1. AMENDMENT TO WARRANTHOLDERS RIGHTS AGREEMENT. Subject to the terms and conditions of this First Amendment, the Warrantholders Rights Agreement shall be modified and amended as follows:

         (A) The recital in the second paragraph on page one is hereby deleted in its entirety and the following new recital is substituted in lieu thereof:

                  WHEREAS, as of July 14, 1999, the Current Stockholders are the beneficial owners of Common Stock (as defined herein) or of convertible preferred stock, and NationsCredit has purchased and is the beneficial owner of the Warrants (as defined herein) to purchase 840,000 shares of Non-Voting Common Stock (as such number may be adjusted from time to time in accordance with the terms of such Warrants); and

         (B) The definition of "Warrants" in Article I is hereby deleted in its entirety and the following new definition of "Warrants" is substituted in lieu thereof:

         "WARRANTS" means the Warrant or Warrants originally issued to NationsCredit on July 14, 1999 exercisable for 840,000 shares of Non-Voting Common Stock (as such number may be adjusted from time to time in accordance with the terms of such Warrants), as such Warrants may be transferred or otherwise assigned, but only to the extent not theretofore exercised, redeemed or expired in accordance with their respective terms.

         2. NO OTHER AMENDMENTS. Except for the amendments expressly set forth and referred to above, the Warrantholders Rights Agreement shall remain unchanged and in full force and effect.

         3. WAIVER OF PREEMPTIVE RIGHTS. By signing this First Amendment, the Current Stockholders hereby waive any and all preemptive rights, anti-dilution rights and similar rights they have or may in the future have with respect to the issuance of the Warrants to NationsCredit.

         4. COUNTERPARTS. This First Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.


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         5.       GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND
CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE.

         6. BINDING EFFECT. This First Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered as of the day and year specified at the beginning hereof.


                                    VISTACARE, INC.



                                    By: /s/  Barry M. Smith
                                       --------------------
                                        Barry M. Smith
                                        President

                                    Address:

                                    7702 East Doubletree
                                    Suite 100
                                    Scottsdale, Arizona  85258
                                    Attention:  Chief Financial Officer


                                    Facsimile: (602) 648-4554

                                    BESSEMER VENTURE PARTNERS III
                                    L.P.

                                    By:   Deer III & Co., L.L.C.,
                                          its general partner

                                    By: /s/ Robert. H. Beuscher
                                       -----------------------
                                        Robert H. Buescher
                                        Manager

                                    Address:

                                    1400 Old Country Road
                                    Suite 407
                                    Westbury, NY  11590

                                    Facsimile:  (516) 997-2371


                                    BVP III SPECIAL SITUATIONS L.P.

                                    By:   Deer III & Co., L.L.C.,
                                          its general partner


                                    By: /s/  Robert. H. Beuscher
                                       ------------------------
                                        Robert H. Buescher
                                        Manager

                                    Address:

                                    1400 Old Country Road
                                    Suite 407
                                    Westbury, NY  11590

                                    Facsimile:  (516) 997-2371

                                    HEALTH CARE CAPITAL
                                    PARTNERS, L.P.

                                    By:   Ferrer Freeman Thompson &
                                          Co., LLC, its general partner


                                    By: /s/ Robert H. Thompson
                                       -----------------------
                                        Robert H. Thompson
                                        Manager

                                    Address:

                                    The Mill
                                    10 Glenville Street
                                    Greenwich, CT  06831

                                    Facsimile:  (203) 532-8016



                                    HEALTH CARE EXECUTIVE
                                    PARTNERS, L.P.

                                    By:   Ferrer Freeman Thompson &
                                          Co., LLC, its general partner


                                    By: /s/ Robert H. Thompson
                                       -----------------------
                                        Robert H. Thompson
                                        Manager

                                    Address:

                                    The Mill
                                    10 Glenville Street
                                    Greenwich, CT  06831

                                    Facsimile:  (203) 532-8016

                                    /s/  Barry M. Smith
                                    -------------------
                                    BARRY M. SMITH


                                    Address:

                                    7702 East Doubletree
                                    Suite 100
                                    Scottsdale, Arizona  85258
                                    Attention:  Chief Financial Officer

                                    Facsimile: (602) 648-4559

                                    NATIONSCREDIT COMMERCIAL
                                    CORPORATION


                                    By: /s/  Brian K. Morris
                                       ---------------------
                                        Brian K. Morris
                                        Authorized Signatory

                                    Address:

                                    187 Danbury Road
                                    Wilton, Connecticut  06897
                                    Attn: Vista Hospice Care, Inc.
                                              Account Officer

                                    Facsimile:  (203) 423-4102


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